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                                                                      EXHIBIT 24


                             COMERICA INCORPORATED

                               POWER OF ATTORNEY



KNOW ALL MEN by these presents that the undersigned hereby makes, constitutes and appoints Eugene A. Miller, Arthur W. Hermann, Judith C. Dart and Robert C. Shrosbree, and each of them, the true and lawful attorney(s)-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-3, to be filed with the Securities and Exchange Commission in connection with the issuance of up to $200 million in Subordinated Notes on behalf of Comerica Incorporated, and any and all amendments thereto, including, without limitation, pre-effective and post-effective terms and provisions as said attorney(s) or substitute(s) shall deem necessary or desirable; giving and granting unto said attorney(s), or to such person(s) as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney(s) or substitute(s), able to be done in as the undersigned might or could do if personally present, the undersigned hereby ratifying and confirming all that said attorney(s) or such substitute(s) shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have duly executed this Power of Attorney.



 /s/ E. Paul Casey
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E. Paul Casey


/s/ James F. Cordes
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James F. Cordes


/s/ J. Phillip DiNapoli
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J. Philip DiNapoli


/s/ Max M. Fisher
- -----------------
Max M. Fisher


/s/ John D. Lewis
- -----------------
John D. Lewis

/s/ Patricia Shontz Longe, Ph.D.
- --------------------------------
Patricia Shontz Longe, Ph.D.


/s/ Wayne B. Lyon
- -----------------
Wayne B. Lyon


/s/ Gerald V. MacDonald
- -----------------------
Gerald V. MacDonald


/s/ Eugene A. Miller
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Eugene A. Miller


/s/ Michael T. Monahan
- ----------------------
Michael T. Monahan


/s/ Alfred A. Piergallini
- -------------------------
Alfred A. Piergallini


/s/ Alan E. Schwartz
- --------------------
Alan E. Schwartz